UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2012

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	001-31470	33-0430755
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Milam, Suite 3100 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 4, 2012, Plains Exploration & Production Company (“PXP”) entered into a purchase and sale agreement to acquire certain oil and natural gas interests in and near the Holstein, Diana, Hoover, Horn Mountain, Marlin, Dorado, King and Ram Powell fields located in the Gulf of Mexico, from BP Exploration & Production Inc. and BP America Production Company. In addition, on September 7, 2012, PXP entered into a purchase and sale agreement to acquire certain oil and natural gas interests in the Holstein field, located in the Gulf of Mexico from Shell Offshore Inc. The acquisition is expected to close on November 30, 2012, and to be effective as of October 1, 2012.

The audited Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties of BP Exploration & Production Inc. and BP America Production Company and the Holstein Field Working Interest for each of the three years ended December 31, 2011, 2010 and 2009, including the related reports of the independent auditors and independent registered public accounting firm, and the unaudited interim Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2012 and 2011, are attached as Exhibits 99.1 and 99.2, respectively, hereto.

The unaudited pro forma condensed combined financial statements and accompanying notes of PXP as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011, are attached as Exhibit 99.3 hereto.

In addition, a summary of our open commodity positions as of October 19, 2012, is attached as Exhibit 99.4 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties of BP Exploration & Production Inc. and BP America Production Company for each of the three years ended December 31, 2011, 2010 and 2009 and the unaudited interim Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2012 and 2011.

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Holstein Field Working Interest for each of the three years ended December 31, 2011, 2010 and 2009 and the unaudited interim Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2012 and 2011.

99.3	Unaudited pro forma condensed combined financial statements and accompanying notes of PXP as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.

99.4	Summary of Open Commodity Positions as of October 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: October 22, 2012	/s/ Nancy I. Williams
Nancy I. Williams
Vice President – Accounting, Controller, & Chief Accounting Officer

EXHIBIT INDEX

23.1	Consent of Ernst & Young LLP.

23.2	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Statements of Revenues and Direct Operating Expenses of Certain Oil and Gas Properties of BP Exploration & Production Inc. and BP America Production Company for each of the three years ended December 31, 2011, 2010 and 2009 and the unaudited interim Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2012 and 2011.

99.2	Audited Statements of Revenues and Direct Operating Expenses of the Holstein Field Working Interest for each of the three years ended December 31, 2011, 2010 and 2009 and the unaudited interim Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2012 and 2011.

99.3	Unaudited pro forma condensed combined financial statements and accompanying notes of PXP as of and for the six months ended June 30, 2012 and for the year ended December 31, 2011.

99.4	Summary of Open Commodity Positions as of October 19, 2012.